Exhibit 10.43

Execution Version

AMENDMENT NO. 3

AMENDMENT NO. 3 dated as of April 30, 2015 (the “Amendment”) among GENERAL MARITIME CORPORATION (the “Issuer”), VLCC ACQUISITION I CORPORATION (the “Guarantor”, and together with the Issuer, the “Obligors”) and the purchasers (the “Purchasers”) executing this Amendment on the signature pages hereto under the Note and Guarantee Agreement referred to below.

Whereas, the Obligors and the purchasers whose name appears on Schedule A thereto are parties to a Note and Guarantee Agreement dated as of March 28, 2014 (as amended, modified and supplemented and in effect from time to time, the “Note and Guarantee Agreement”), pursuant to which the Issuer has issued the Senior Unsecured Notes due 2020 (as amended, modified and supplemented and in effect from time to time, the “Notes”).

Whereas, the Obligor and a newly formed wholly-owned Subsidiary of the Obligor, Gener8 Maritime Acquisition, Inc., a Marshall Islands corporation (“Merger Sub”), have, among others, entered into a Merger Agreement (as defined below) and pursuant thereto intend to consummate the Merger (as defined below); and

Whereas, the Obligors and the Purchasers party hereto wish now to amend the Note and Guarantee Agreement in certain respects in connection with the Merger, and accordingly, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Except as otherwise defined in this Amendment, terms defined in the Note and Guarantee Agreement are used herein as defined therein.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 6 below, but effective as of the date hereof, Schedule B of the Note and Guarantee Agreement is hereby amended as follows:

(a)  Clause (b) of the definition of “Change of Control” is hereby amended and restated in its entirety as follows:

“(b) the Issuer becomes aware of the acquisition by any person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), in each case excluding any benefit plan of such person or persons and its or their Subsidiaries, and any Person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan and excluding the shareholders of Navig8 to the extent such shareholders constitute a “group” in connection with the transactions contemplated by the Merger Agreement, other than any of the “Permitted Holders”, in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of equity interests or otherwise, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of voting stock of the Issuer representing 50% or more of the total voting power of the voting stock of the Issuer.”

(b) The definitions set forth below are hereby inserted in proper alphabetical order:

“Merger” means the merger of Merger Sub with and into Navig8 pursuant to and in accordance with the terms of the Merger Agreement.

“Merger Agreement” means the Agreement and Plan of Merger, dated as of February 24, 2015, by and among the Issuer, Merger Sub, Navig8 and Shareholder Representative Services LLC and OCM Marine Holdings TP, L.P., as the Equityholders’ Representatives relating to the Merger.

“Merger Sub” means Gener8 Maritime Acquisition, Inc., a Marshall Islands corporation.

“Navig8” means Navig8 Crude Tankers, Inc., a corporation incorporated under the laws of the Marshall Islands.

Section 3.  References Generally.  References in the Note and Guarantee Agreement (including references to the Note and Guarantee Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Note and Guarantee Agreement as amended hereby.

Section 4.  Consent.  The parties hereto hereby consent to the amendment set forth in Section 2 hereof.

Section 5.  Representations and Warranties.  Each Obligor represents and warrants to the Purchasers, that (a) the representations and warranties set forth in Section 5 of the Note and Guarantee Agreement are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Section 5 to “this Agreement” included reference to this Amendment (it being agreed that it shall be deemed to be an Event of Default under the Note and Guarantee Agreement if any of the foregoing representations and warranties shall prove to have been incorrect in any material respect when made), and (b) after giving effect hereto, no Default or Event of Default has occurred and is continuing as of the date hereof.

Section 6.  Conditions Precedent.  The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon receipt by the Purchasers of counterparts of this Amendment executed by each of the Obligors.

Section 7.  Continuing Effectiveness.  As supplemented and modified by this Amendment, the Note and Guarantee Agreement is in all respects ratified and confirmed and the Note and Guarantee Agreement as so supplemented and modified shall be read, taken and construed as one and the same instrument, and all rights and remedies of the parties under the Note and Guarantee Agreement shall continue to be in full force and effect in accordance with the terms thereof, subject to the supplements and modifications made by this Amendment.  Each reference to the “Note and Guarantee Agreement” herein or in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be a reference to the Note and Guarantee Agreement, as supplemented and modified hereby.

Section 8.  Miscellaneous.  Except as herein provided, the Note and Guarantee Agreement shall remain unchanged and in full force and effect.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.  This Amendment and any right, remedy, obligation, claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Amendment shall be governed by, and construed in accordance with, the law of the State of New York without regard to conflicts of law principles that would lead to the application of laws other than the law of the State of New York.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GENERAL MARITIME CORPORATION

By:	/s/ Christopher F. Allwin
Name: Christopher F. Allwin
Title: Secretary and AVP

VLCC ACQUISITION I CORPORATION

By:	/s/ Dean Scaglione
Name: Dean Scaglione
Title: Manager

Signature Page to Amendment

BLUEMOUNTAIN CREDIT OPPORTUNITIES MASTER FUND I L.P.

By: BlueMountain Capital Management, LLC,
its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant GC/VP

Signature Page to Amendment

BLUEMOUNTAIN LONG/SHORT CREDIT AND DISTRESSED REFLECTION FUND, A SUB-FUND OF AAI BLUEMOUNTAIN FUND PLC

By: BlueMountain Capital Management, LLC,
its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant GC/VP

Signature Page to Amendment

BLUEMOUNTAIN KICKING HORSE FUND L.P.

By: BlueMountain Capital Management, LLC,
its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant GC/VP

Signature Page to Amendment

BLUEMOUNTAIN TIMBERLINE LTD.

By: BlueMountain Capital Management, LLC,
its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant GC/VP

Signature Page to Amendment

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICA V-SIF

By: BlueMountain Capital Management, LLC,
its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant GC/VP

Signature Page to Amendment

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.

By: BlueMountain Capital Management, LLC,
its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant GC/VP

Signature Page to Amendment

BLUEMOUNTAIN STRATEGIC CREDIT MASTER FUND L.P.

By: BlueMountain Capital Management, LLC,
its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant GC/VP

Signature Page to Amendment